UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2015

LIQUID HOLDINGS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36024	46-3252142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 River Street

Suite 1204

Hoboken, New Jersey 07030

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (212) 293-1836

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05	Costs Associated with Exit or Disposal Activities.
Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 4.01	Changes in Registrant’s Certifying Accountant.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01	Other Events.

This Current Report on Form 8-K provides the following disclosures with respect to the items of Form 8-K set forth above.

Resignation of Grant Thornton LLP

On September 18, 2015, Grant Thornton LLP (“Grant Thornton”) notified Liquid Holdings Group, Inc. (the “Company,” “we” or “Liquid”) that it was resigning as the Company’s independent registered public accounting firm effective immediately. On September 21, 2015, the Company received a letter from Grant Thornton stating that it had terminated its services to the Company and resigned from its engagement to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2014 (“2014 Financial Statements”) and to perform related interim reviews due to “a number of unexpected circumstances that [had] arisen since” the date of their engagement letter, as amended.

The following events occurred within the period from Grant Thornton’s engagement effective September 17, 2014 to the date of its resignation (the “Term”).  As previously reported, the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors (the “Board”), with the assistance of outside legal counsel, has conducted an investigation (the “Investigation”) over the last seven months into certain issues raised by counsel to one of the Company’s stockholders, including allegations about the Company’s former senior management. The investigation was initially conducted by Gibson, Dunn & Crutcher LLP (“Gibson Dunn”), the Company’s counsel at that time. Upon the completion of Gibson Dunn’s investigation, Grant Thornton requested to expand the scope of the Investigation. When Gibson Dunn delivered the report outlining the results of the expanded Investigation, Grant Thornton requested that independent legal counsel should be engaged to conduct the Investigation. The Audit Committee engaged Ballard Spahr LLP (“Ballard Spahr”) to conduct the new Investigation. The results of Ballard Spahr’s investigation were communicated to the Audit Committee and Grant Thornton on July 27, 2015, and at that time Grant Thornton indicated that the results of the Investigation were acceptable to it and that it saw no obstacle to completing its audit of the 2014 Financial Statements or issuing its audit report thereon. At Grant Thornton’s request, and although no additional investigative work was requested or required, Ballard Spahr’s consultant did not finalize its analysis until September 14, 2015, after Ballard Spahr received two clarifying comments to its consultant’s work on September 11, 2015.

The Investigation conducted by the Audit Committee with the assistance of Gibson Dunn and Ballard Spahr was internal and thus subject to certain inherent limitations. Certain parties that are likely to have information relevant to the Investigation declined to participate in the Investigation process. Because such parties declined to cooperate with both Gibson Dunn and Ballard Spahr, the Company cannot predict whether such parties are in possession of information that further substantiates the allegations or raises additional issues related to the Investigation.

On September 15, 2015, when the Company was prepared to file (i) its amended and restated Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2014 to reflect the results of the Restatement, as defined below (the “Restated September 30 Form 10-Q”); (ii) its Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Form 10-K”); and (iii) its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 (the “March 31 Form 10-Q”) with the Securities and Exchange Commission (the “SEC”), Grant Thornton informed the Company, for the first time, that it would not issue its audit report in respect of the 2014 Financial Statements that were to be included in the 2014 Form 10-K and that it would not review the Restated September 30 Form 10-Q or the March 31 Form 10-Q. The Company believes that Grant Thornton had ample time to communicate its concerns to the Company either during the course of the Investigation or upon the completion of the Investigation, which was well in advance of September 15, 2015, and thus Grant Thornton’s resignation cannot accurately be characterized as due to “unexpected circumstances”. In addition, Grant Thornton demanded the final payment with respect to its services on September 14, 2015 as a condition to delivering its report with respect to the 2014 Financial Statements, which payment was promptly made by the Company on September 15, 2015, hours before Grant Thornton informed the Company of its refusal to issue its audit report.

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The Company believes that Grant Thornton (i) failed to fulfill its professional obligations and duties to the Company as its client in performing the services and (ii) breached obligations and promises it made in its engagement letter, as amended, with the Company. In addition, the Company believes that Grant Thornton’s resignation under the circumstances described above amounts to Grant Thornton’s unjust enrichment and should result, at a minimum, in Grant Thornton’s disgorgement of approximately $1 million in fees paid to it by the Company during 2015.

Though Grant Thornton did not formally deliver its audit report with respect to the Company’s 2014 Financial Statements, the draft of such report that Grant Thornton presented to the Company on September 15, 2015 in connection with the preparation of the 2014 Form 10-K did not contain any adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report contained an explanatory paragraph which noted that the Company’s recurring losses from operations and termination of its relationship with QuantX Management, LLP (together with its affiliates, “QuantX”), which was the Company’s largest customer, raised substantial doubt about the Company’s ability to continue as a going concern. A draft unsigned audit report’s content is not reflective of any final audit conclusions and any public communications. See “Risk Factors” and “Cautionary Statement Concerning Forward Looking Statements” below.

Except as set forth above, during the Term, there have been no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the matter in its expected report on the Company’s 2014 Financial Statements. During the Term, there were no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) except that Grant Thornton identified the Restatement as evidence of a continuing material weakness in the Company’s policies, procedures and controls to identify, authorize, approve, monitor and account for and disclose related party transactions and arrangements, including those transactions outside the normal course of business, in the financial statements in accordance with GAAP. See “Risk Factors” and “Cautionary Statement Concerning Forward Looking Statements” below.

The Company provided a copy of the foregoing disclosures to Grant Thornton and requested that Grant Thornton furnish it with a letter addressed to the SEC stating whether Grant Thornton agrees with the above statements. The Company will file such letter as promptly as possible upon its receipt within 10 days of the date hereof with an amendment to this Current Report on Form 8-K.

The Audit Committee has not appointed a new independent registered public accounting firm, and it is currently in the process of selecting a new independent registered public accounting firm. However, there can be no assurance that the Audit Committee will be able to engage such new accounting firm in the near future or, if a new accounting firm is engaged, it is unclear how long it would take such firm to audit the 2014 Financial Statements. See “Risk Factors” and “Cautionary Statement Concerning Forward Looking Statements” below. The Company will authorize Grant Thornton to respond fully to the inquiries of any successor accountant concerning the subject matter of any potential reportable events and disagreements set forth above.

Delisting of Common Stock from The NASDAQ Capital Market

On September 21, 2015, the Company received a letter (the “September Notice”) from the staff (the “Staff”) of the Listing Qualifications Department (the “Listing Department”) of The NASDAQ Stock Market LLC (“NASDAQ”) notifying it that trading in the Company’s common stock will be suspended at the opening of business on September 30, 2015 and a Form 25 will be filed with the SEC, which will remove the Company’s securities from listing on The NASDAQ Capital Market.

As previously disclosed, Liquid received Staff letters, dated April 16, 2015 and May 19, 2015, notifying Liquid that it was no longer in compliance with NASDAQ Listing Rule 5250(c)(1) because it had not filed its (i) 2014 Form 10-K and (ii) March 31 Form 10-Q, respectively, with the SEC. Based on its review of the Company’s compliance plans, the Staff granted the Company an exception, until September 15, 2015, to file its 2014 Form 10-K and March 31 Form 10-Q with the SEC and thus regain compliance with Rule 5250(c)(1) with respect to those filings. However, because the Company did not file its delinquent 2014 Form 10-K and March 31 Form 10-Q with the SEC on or prior to September 15, 2015, the Staff determined that the Company had not met the terms of the exception. In addition, the Staff was notified that Grant Thornton resigned as the Company’s independent registered public accounting firm. In light of the foregoing, the Staff believed that the Company was not in a position to file the delinquent periodic reports with the SEC by October 12, 2015, which represented the Staff’s maximum discretion under NASDAQ rules, and sent the September Notice described above to the Company. The Company continues to evaluate its options with respect to its response to the September Notice.

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In addition, as previously disclosed, on August 20, 2015, after the Company did not file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, the Staff notified the Company that it did not comply with the NASDAQ Listing Rule 5250(c)(1). The Company requested that the Staff of the Listing Department grant it a further grace period until September 30, 2015 within which to file such quarterly report. The Company also previously disclosed that, on January 22, 2015, the Company received a letter from the Listing Department stating that, for the last 30 consecutive business days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement under NASDAQ Listing Rule 5450(a)(1) (the “Minimum Bid Requirement”). The Company’s deadline to regain compliance with the Minimum Bid Requirement is January 19, 2016.

Following the delisting from NASDAQ, the Company’s common stock might be quoted over-the-counter (“OTC”), for example, in the “pink sheets.” These alternative markets are generally considered to be less efficient than NASDAQ. Many OTC stocks trade less frequently and in smaller volumes than securities traded on the NASDAQ markets, which could have a material adverse effect on the liquidity, trading volume and price of the Company’s common stock as well as the Company’s business, financial condition and results of operations. In addition, to be quoted on the “pink sheets,” a market maker must sponsor the security and comply with SEC Rule 15c2-11 before it can initiate a quote in a specific security. There can be no assurance that a market maker will apply to quote the Company’s common stock.

On September 24, 2015, the Company issued a press release relating to the September Notice, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Director Resignation

Mr. Alan C. Guarino tendered his resignation as a member of the Company’s Board effective September 21, 2015. His resignation was not due to any disagreement with the Company, the Board or the Company’s management.

Review of Strategic Alternatives

In order to address the Company’s recurring losses and the need for additional liquidity, and taking into account the delay in filing the Company’s 2014 Form 10-K due to Grant Thornton’s last-minute decision to resign as the Company’s independent registered public accounting firm as described above under the heading “Resignation of Grant Thornton LLP”, on September 22, 2015, the Board authorized the Company’s management to explore various strategic alternatives, including, but not limited to: (i) the sale of all or substantially all of the Company’s assets; (ii) obtaining debt or other financing to continue operations; or (iii) a financial reorganization, liquidation, or cessation of operations. There can be no assurance that the Company’s review of strategic alternatives will result in any transaction. See “Risk Factors” and “Cautionary Statement Concerning Forward Looking Statements” below.

Restructuring Activities

On September 22, 2015, in light of the Board’s decision to authorize the Company’s management to review strategic alternatives as discussed above under the heading “Review of Strategic Alternatives” and the Company’s need to conserve working capital, the Board approved restructuring actions relating to significantly reducing its sales and marketing and operational technology staff, which was completed effective September 23, 2015 and involved an overall workforce reduction of 13 employees and 2 full-time equivalents at the Company’s third-party service providers, or approximately 22% of the Company’s workforce. These restructuring actions are expected to significantly reduce the Company’s operating costs by approximately $0.5 million in the remainder of 2015 and $2.2 million in 2016. See “Risk Factors” and “Cautionary Statement Concerning Forward Looking Statements” below.

In connection with this initiative, the Company expects to incur a charge of approximately $142,000 to operating expenses in the quarter ending September 30, 2015. Approximately $105,000 of the charges will be attributable to severance payments and approximately $37,000 to other exit costs. In July 2015, the Company announced a prior reorganization of its operations and support teams to increase operating efficiencies and reduce the Company’s cost structure. The Company expects to incur a charge of approximately $97,000 to operating expenses in the quarter ending September 30, 2015 in connection with the July 2015 restructuring.

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Audit Committee Investigation

As previously reported, the Audit Committee, with the assistance of outside legal counsel, conducted the Investigation into certain issues raised by counsel to one of our stockholders, including allegations about our former senior management (see “Risk Factors” and “Cautionary Statement Concerning Forward Looking Statements” below). The Audit Committee completed the Investigation, and some of the observations reported to our Audit Committee and Board in connection with the Investigation are as follows:

Stock Transfer Agreement with Douglas J. Von Allmen

We previously disclosed that Brian Ferdinand, one of our founders and our former Vice Chairman and Head of Corporate Strategy, and Douglas J. Von Allmen, a beneficial owner of more than 10% of our common stock, purchased an aggregate of $16.2 million of shares of our common stock in our initial public offering (the “IPO”) at the IPO price per share of $9.00. We also previously disclosed that, in late February of 2014, entities controlled by two of our founders, Mr. Ferdinand and Robert Keller, transferred 732,292 shares of our common stock to D&L Partners, LP (“D&L Partners”), an entity controlled by Mr. Von Allmen, and certain other pre-IPO stockholders without the payment of any cash consideration. Based on the results of the Investigation, it appears that these shares were transferred to such entity pursuant to an agreement among Messrs. Ferdinand, Keller and Von Allmen, which was entered into prior to our IPO, to transfer additional shares of our common stock to Mr. Von Allmen at no cost after the expiration of the lock up agreements signed in connection with the IPO. We are not in possession of that agreement.

Brian Storms’ Loan from CMK Keller Holdings, LLC

We previously disclosed that, on May 14, 2013, CMK Keller Holdings, LLC (“CMK LLC”), of which one of our founders and a former director, Mr. Keller, is the managing member, sold Mr. Storms, a former member of the Board and our former Chief Executive Officer and Vice Chairman, 766,466 shares of our common stock for $5,000,000. We estimated the fair value of the shares sold at $5,780,000. As a result of this sale below fair value, we recorded a share-based compensation expense of $780,000 in the second quarter of 2013. Based on the results of the Investigation, it appears that: (i) on May 14, 2013, Mr. Storms issued a Demand Promissory Note (the “Note”) in the principal amount of $5,000,000 to CMK LLC, as consideration for the sale of these shares; and (ii) on December 2, 2014, Mr. Storms and CMK LLC entered into an Addendum to the Note and reduced the principal amount of the Note from $5,000,000 to $1,250,000, a transaction that requires us to take an additional compensation expense in the fourth quarter of 2014.

Brian Storms’ Loans from Brian Ferdinand, Douglas J. Von Allmen and The Bridgehampton National Bank

Based on the results of the Investigation, it appears that:

(i)           in March 2014, Mr. Ferdinand loaned approximately $1,100,000 to Mr. Storms in connection with Mr. Storms’ tax obligations related to Restricted Stock Units granted by Liquid on December 1, 2012;

(ii)           in October 2014, Mr. Storms received a loan from D&L Partners in the amount of $1,100,000 that Mr. Storms used to repay the March 2014 loan to Mr. Ferdinand; and

(iii)           in December 2014, The Bridgehampton National Bank (the “Bank”) loaned $2,000,000 to Mr. Storms, of which $1.1 million was used to repay the October 2014 loan from D&L Partners, LP. Mr. Storms repaid his loan to the Bank in January 2015. Dennis Suskind, Chairman of the Audit Committee, is also Vice Chairman of Bridge Bancorp, Inc., the registered bank holding company for the Bank.

In addition, based on the results of the Investigation, it appears that D&L Partners loaned $130,000 to Mr. Storms in May 2014 to buy shares of our common stock in the open market.

Accounts Receivable from QuantX Management, LLP

We previously disclosed that accounts receivable from QuantX were approximately $1,100,000 as of September 30, 2014 (a figure that was revised to zero in connection with the Restatement described below) and represented the balance due from QuantX for the sale of our software services. QuantX, a related party as a result of certain past or present relationships with Mr. Ferdinand, Mr. Keller and Richard Schaeffer (the founders of our Company) and/or Mr. Von Allmen (a holder of more than 10% of our common stock), was our largest customer. On December 23, 2014, we notified QuantX that it was delinquent in payments owed to us in the aggregate amount of approximately $1,400,000 pursuant to two technology services agreements and approximately $325,000 in additional delinquent payments, and demanded that QuantX pay such amounts owing to us immediately. We also suspended QuantX’s access to our services.

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Prior to the quarter ended September 30, 2014, QuantX historically settled its accounts with us in full. However, it appears that during June 2014, certain members of management became aware that QuantX may have been experiencing significant liquidity issues, which created uncertainty thereafter as to QuantX’s ability to meet its financial obligations despite the fact that as of June 30, 2014 QuantX was not in arrears for any previously purchased software services. In particular, it appears QuantX would not have been able to pay in full our outstanding bills in the aggregate amount of approximately $1,200,000 as of June 30, 2014 had it not obtained additional funding from Mr. Von Allmen or D&L Partners. Because QuantX represented a substantial percentage of our revenues, its financial condition, liquidity and results of operations were closely tied to, and significantly impacted, our performance. QuantX liquidity issues could have a material adverse effect on our expected revenues, in the near term and possibly in the long term, and could result in a significant reduction in our revenues.

Based on the Investigation’s findings and upon the recommendation of our executive officers, on September 10, 2015, the Audit Committee and the Board concluded that our previously issued unaudited condensed consolidated financial statements as of September 30, 2014 and for the three and nine months ended September 30, 2014 (the “Restatement Periods”) should no longer be relied upon and should be restated (the “Restatement”) due to certain accounting errors. The accounting errors involve the premature recognition of revenue from QuantX and from our other customers that had received allocations of capital from QuantX (“QuantX-related Customers”) during the quarter ended September 30, 2014, before collectability was reasonably assured, given the significance of the uncertainty of collections from QuantX and QuantX-related Customers that became known to certain members of management during June 2014. On September 16, 2015, we filed a Current Report on Form 8-K with the SEC (i) stating that investors should no longer rely upon our previously filed financial statements and other financial data for the Restatement Periods or any press releases or other communications that relate to that information and (ii) setting forth estimated adjustments that we preliminarily anticipate to make to our unaudited financial statements for the Restatement Periods as a result of the Restatement.

SEC Document Preservation Notice

We have received a document preservation notice dated March 19, 2015 from the staff of the SEC requiring that we preserve documents in connection with an ongoing investigation being conducted by the staff. We have not been formally informed of the matters under investigation. To date, we have not received a subpoena from the SEC, nor have we been asked to produce any documents. We are unable to assess with confidence or certainty how long the SEC investigatory process will last or its ultimate outcome, including whether any action will be filed by or any settlement will be reached with the SEC, the amount of any potential monetary penalties, the nature of any other possible remedies against the Company, or any other impact on the Company as a result of any proposed or actual enforcement action. See “Risk Factors” and “Cautionary Statement Concerning Forward Looking Statements” below.

Securities Class Action Complaint

On September 21, 2015, a securities class action complaint was filed against Liquid, certain of our former and current officers and directors and the underwriter of our initial public offering (collectively, the “Defendants”) in the United States District Court for the District of New Jersey (Robert De Vito v. Liquid Holdings Group, Inc. et al. (No. 2:15-cv-06969-KM-JBC)). The named plaintiff’s complaint brings claims on behalf of a putative class consisting of all persons, other than the Defendants and other officers and directors of Liquid, who purchased or acquired our securities: (i) pursuant and/or traceable to the our registration statement and prospectus filed with the SEC in connection with our initial public offering; and/or (ii) between July 26, 2013 and December 23, 2014. The complaint asserts claims for alleged violations of: (i) Section 11 of the Securities Act of 1933, as amended (the “Securities Act”); (ii) Section 15 of the Securities Act; (iii) Section 10(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 10b-5 promulgated under the Exchange Act; and (iv) Section 20(a) of the Exchange Act. As relief, the complaint requests compensatory damages in an unspecified amount, reasonable costs and expenses, including counsel and expert fees, and such other relief as the Court deems just and proper. We intend to vigorously defend this lawsuit. Due to the inherent uncertainties in litigation and because the ultimate resolution of this proceeding is influenced by factors outside of our control, we are currently unable to predict the ultimate outcome of this litigation or its impact on our financial position or results of operations. See “Risk Factors” and “Cautionary Statement Concerning Forward Looking Statements” below.

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Risk Factors

The following risk factors may have a material adverse effect on our business, financial condition and results of operations. The risks discussed below should be considered together with the other risk factors described in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2013 and in our subsequent filings with the SEC.

As a result of our recurring losses from operations and termination of our relationship with our largest customer, QuantX, an auditor of our consolidated financial statements for the year ended December 31, 2014 may express substantial doubt about our ability to continue as a going concern, which may require us to scale back or cease operations.

We incurred net losses and terminated our relationship with our largest customer, QuantX. We anticipate that our liquidity will only be sufficient to fund our activities into the second quarter of 2016, though no assurance can be given that we will have sufficient liquidity to reach that date. Due to such results of operations as well as difficulties in generating sufficient cash flow to meet our obligations and sustain our operations, an auditor of our consolidated financial statements for the year ended December 31, 2014 may express substantial doubt about our ability to continue as a going concern in its audit report on such financial statements.

In order to have sufficient cash to fund our operations, we will need to raise additional equity or debt capital, and we cannot provide any assurance that we will be successful in doing so. If we are unable to generate sufficient cash from operations and obtain additional funding, we may not be able to continue operations as proposed, requiring us to curtail various aspects of our operations or cease operations. In such event, our stockholders may lose a portion or all of their investment. In addition, our recurring losses and lack of liquidity, as well as the possibility that a going concern explanatory paragraph may be included in the report of our auditors, may cause concern to our existing or prospective customers or other contractual parties. If any customer’s or other contractual party’s concern results in adverse changes in their respective business relations with us, these changes may also materially adversely affect our cash flows and results of operations.

We have experienced significant net losses and negative cash flows from operations to date, and may not be able to generate meaningful revenue, operate profitably or generate positive cash flows on a consistent basis or at all.

We have a history of operating losses and negative cash flow. We have generated very little revenue to date. Given that we have terminated our relationship with QuantX, we do not expect to generate any revenue in 2015 or future periods from QuantX or QuantX-related Customers. In addition, we have incurred and expect to continue to incur significant legal expenses associated with the Investigation, terminating our relationship with QuantX and other matters. Our expenses may be greater than we currently anticipate, and we may not succeed in generating sufficient revenues to offset these higher expenses. We may not be able to grow our revenue, and our revenue growth could decline, for a number of reasons, including our inability to attract new customers or retain existing customers, less demand for our products or services than we anticipate, competition, our failure to capitalize on growth opportunities or other factors. If we are unable to meaningfully increase our revenue, we will not be able to operate profitably or generate positive cash flows. If we are unable to effectively address these risks and challenges as we encounter them, we will be materially and adversely affected and our stock price could decline significantly.

We may be unable to obtain additional funding to finance our operations, which will have a material adverse impact on our liquidity and ability to continue operations.

Our cash needs will depend on numerous factors, including the amount and timing of revenue received from customers, our ability to reduce and control our costs, and our success in obtaining additional funding or promptly establishing a strategic alternative that is in our stockholders’ best interests.

Under a cost reduction initiative implemented in September 2015, we reduced our headcount by 13 employees and 2 full-time equivalents at our third-party service providers, or approximately 22% of our workforce, which will significantly reduce our operating expenses. However, we cannot assure you that the timing or scope of such restructuring changes will result in the operating efficiencies and cost savings that we need to generate positive cash flows. To support our existing business, we will need to raise additional capital to fund our operations. We are also in the process of reviewing and evaluating a full range of strategic alternatives, including, but not limited to, a sale of all or substantially all of our assets.

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Our history of operating losses and cash uses and our projections of the level of cash that we would require to sustain our operations may impair our ability to raise capital on terms that we consider reasonable. If additional funds are raised through the issuance of equity securities or convertible debt securities, it will be dilutive to our stockholders and could result in a decrease in our stock price.

The resignation of our auditors may also make it more difficult for us to raise capital or sell all or substantially all of our assets.  In addition, our ability to raise capital needed to improve our financial condition may be hindered by the results of the Investigation conducted by the Audit Committee in 2015, as well as the other legal and regulatory matters.

We cannot provide any assurances that we will be able to secure sufficient funding or engage in any strategic transaction on terms acceptable to us, if at all. If we are unable to obtain the requisite amount of financing needed to fund our planned operations or consummate the strategic transaction, it would have a material adverse effect on our liquidity and ability to continue operations.

If we continue to fail to comply with the reporting obligations of the Exchange Act in a timely manner or to implement and maintain effective internal control over financial reporting, the accuracy and timeliness of our financial reporting may be adversely affected, our reputation could be harmed and our stock price could decline significantly.

As a public company, we are required to comply with the periodic reporting obligations under the Exchange Act, including the requirement that we file annual reports and quarterly reports with the SEC. Our failure to file required information in a timely manner could subject us to penalties under federal securities laws, expose us to additional lawsuits, and restrict our ability to access financing. In addition, our management is responsible for establishing and maintaining adequate internal control over financial reporting. Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with accounting principles generally accepted in the United States, referred to as “GAAP.” However, our management over the course of the past two years has identified control deficiencies that constituted material weaknesses.

In connection with the preparation of our audited consolidated financial statements for the period from April 24, 2012 to December 31, 2012 as well as the year ended December 31, 2013, our independent registered public accounting firm identified and communicated three material weaknesses in our internal control over financial reporting to our Board of Directors. A material weakness is a deficiency, or a combination of deficiencies, that creates a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The three material weaknesses related to our lack of: (i) internal controls and sufficient personnel to identify, analyze, record and report the accounting effects of the terms of agreements and contracts in accordance with GAAP; (ii) internal controls to safeguard and archive records to support amounts recorded in the financial statements; and (iii) policies, procedures and controls to identify, authorize, approve, monitor and account for and disclose related party transactions and arrangements, including those transactions outside the normal course of business, in the financial statements in accordance with GAAP. These material weaknesses resulted in adjustments to our financial statements that were identified by our independent registered public accounting firm.

Though we have made progress toward remediating these weaknesses, Grant Thornton, in connection with the preparation of our consolidated financial statements for the year ended December 31, 2014, identified and communicated that some weaknesses remained. Specifically, Grant Thornton identified the Restatement as evidence of a continuing material weakness in our policies, procedures and controls to identify, authorize, approve, monitor and account for and disclose related party transactions and arrangements, including those transactions outside the normal course of business, in the financial statements in accordance with GAAP. This is consistent with the conclusions reached by management in conducting its review of the effectiveness of our internal control over financial reporting. Although we plan to complete the remediation of this material weakness as quickly as possible, we cannot at this time estimate how long it will take, and our initiatives may not prove to be successful in remediating this material weakness.

The existence of a material weakness in our internal control over financial reporting as discussed above could cause our reputation to be harmed, our stock price to decline significantly, and our capital-raising efforts to be stymied. In addition, if we fail to effectively remediate the current deficiencies in our disclosure controls and procedures or are unable to implement and maintain effective internal control over financial reporting to meet the requirements to which we are subject as a public company, we may be unable to accurately report our financial results or report them within the timeframes required by the SEC rules and regulations under the Exchange Act. Any such delays in the preparation of financial reports and the filing of our periodic reports may result in a loss of public confidence in the reliability of our financial statements, the commencement of additional litigation, or the commencement of regulatory action against us, which may include court actions or administrative proceedings, any of which could materially adversely affect our business, the market value of our securities and our access to the capital markets.

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Matters relating to or arising from our internal investigation may adversely affect our business, results of operations and harm our reputation.

As previously reported, the Audit Committee, with the assistance of outside legal counsel, has conducted the Investigation into certain issues raised by counsel to one of our stockholders, including allegations about our former senior management. Based on the Investigation’s findings and upon the recommendation of our executive officers, on September 10, 2015, the Audit Committee and the Board concluded that our previously issued unaudited condensed consolidated financial statements as of September 30, 2014 and for the three and nine months ended September 30, 2014, referred to as the “Restatement Periods,” should no longer be relied upon and should be restated, referred to as the “Restatement,” due to certain accounting errors. The accounting errors involve the premature recognition of revenue from QuantX and QuantX-related Customers during the quarter ended September 30, 2014, before collectability was reasonably assured, given the significance of the uncertainty of collections from QuantX and QuantX-related Customers that became known to certain members of management during June 2014. On September 16, 2015, we filed a Current Report on Form 8-K with the SEC (i) stating that investors should no longer rely upon our previously filed financial statements and other financial data for the Restatement Periods or any press releases or other communications that relate to that information and (ii) setting forth estimated adjustments that we preliminarily anticipate to make to our unaudited financial statements for the Restatement Periods as a result of the Restatement.

Our independent registered public accounting firm resigned from its engagement to audit our 2014 Financial Statements and to perform related interim reviews. The Audit Committee has not appointed a new independent registered public accounting firm, and it is currently in the process of selecting a new independent registered public accounting firm. However, there can be no assurance that the Audit Committee will be able to engage such new accounting firm in the near future or, if a new accounting firm is engaged, it is unclear how long it would take such firm to audit the 2014 Financial Statements.

To date, we have incurred significant expenses related to legal, accounting, and other professional services in connection with the Investigation, the Restatement triggered by the results of the Investigation and related matters, and may continue to incur significant additional expenses with regard to these matters and our remediation efforts. In addition, our management has spent substantial amounts of time and effort with regard to the Investigation, the Restatement and related accounting analyses. The significant amount of time and effort spent by our management on these matters has diverted, and is expected to continue to divert, their attention from the operation of our business. The expenses incurred, and expected to be incurred, on the Investigation, the Restatement and related matters and the diversion of the attention of the management that has occurred, and is expected to continue, has adversely affected, and could continue to adversely affect, our business, financial condition, results of operations and cash flows.

The Investigation conducted by the Audit Committee was internal and thus subject to certain inherent limitations. Certain parties that are likely to have information relevant to the Investigation declined to participate in the Investigation process. We cannot predict whether they are in possession of information that further substantiates the allegations or raises additional issues related to the Investigation.

The Investigation, the Restatement and related matters have exposed us to greater risks associated with litigation, regulatory proceedings and government enforcement actions. In addition, we may be the subject of negative publicity as a result of the Restatement and the Investigation. Such negative publicity may adversely affect our stock price and may harm our reputation and our relationships with current and future investors, lenders, customers, suppliers and employees. As a result, our business, financial condition, results of operations or cash flows may be materially adversely affected.

The pending securities class action and other third-party litigation and regulatory proceedings may result in significant costs and expenses and could have a material adverse effect on our financial condition, results of operations or cash flows.

We have been named as a defendant in certain third-party litigation, including, but not limited to, the securities class action lawsuit filed on September 21, 2015 in the United States District Court for the District of New Jersey. The named plaintiff’s complaint brings claims on behalf of a putative class consisting of persons who purchased or acquired our securities in connection with our initial public offering in July 2013; and/or between July 26, 2013 and December 23, 2014. The complaint asserts claims for alleged violations of the Securities Act and the Exchange Act. As relief, the complaint requests compensatory damages in an unspecified amount, reasonable costs and expenses, including counsel and expert fees, and such other relief as the Court deems just and proper.

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Even if we prevail in any litigation or regulatory proceedings against us, we could incur significant legal expenses defending against such claims. The initiation of any claim, proceeding or investigation against us, or an adverse resolution of any such claim, proceeding or investigation, could adversely affect our reputation, divert managements’ resources from our business operations and materially and adversely affect our financial position and results of operations and cause our stock price to decline significantly.

We have incurred and expect to incur significant professional fees and other costs in defending against the securities class action and other proceedings. If we do not prevail in the pending complaint or any other litigation, we may be required to pay a significant amount of monetary damages that may be in excess of our insurance coverage.

We have also received a document preservation notice from the staff of the SEC requiring that we preserve documents in connection with an ongoing investigation being conducted by the staff. We have not been formally informed of the matters under investigation. To date, we have not received a subpoena from the SEC, nor have we been asked to produce any documents. However, if the SEC were to conclude that enforcement action is appropriate, we could be required to pay large civil penalties and fines. The SEC also could impose other sanctions against us or certain of our current and former directors and officers. Any of these events could have a material adverse effect on our business, financial condition, results of operations or cash flows.

In addition, our Board, management and other employees may expend a substantial amount of time on the pending class action complaint or other legal and regulatory proceedings, diverting resources and attention that would otherwise be directed toward our operations and implementation of our business strategy, all of which could materially adversely affect our business, financial condition, results of operations or cash flows.

We have experienced significant turnover in our board of directors, and if we continue to have frequent turnover, we may have difficulty implementing our strategy and conducting our business.

Our history of director turnover, combined with the large losses reported by us over the past two years, may raise concerns as to the stability of our board of directors. Any continued instability will affect our ability to implement our business plan and strategy.

Cautionary Statement Concerning Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. These statements include, among others, statements relating to the delisting of our common stock from NASDAQ; our ability to have our 2014 Financial Statements audited by an independent registered public accounting firm; substantial doubt about our ability to continue as a going concern; our ability to raise additional capital as needed and the terms on which such capital may be raised; our ability to realize the operating efficiencies and other benefits of our restructuring actions; the loss of revenue from our one-time largest customer, QuantX, and QuantX-related Customers; our ability to evaluate strategic alternatives; our ability to maintain effective disclosure controls and procedures and internal control over financial reporting; the impact of the Investigation conducted by our Audit Committee and the Restatement; and the impact of regulatory proceedings and third-party litigation, including, but not limited to, the pending securities class action litigation, on our financial position and results of operations. These statements are based on our beliefs and assumptions, which in turn are based on currently available information. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict and you should be aware that the occurrence of certain events, including those referenced in the sections titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013, our subsequent Quarterly Reports on Form 10-Q or other filings with the SEC, could harm our business, prospects, results of operations, liquidity and financial condition, could cause our stock price to decline significantly or could require us to scale back or cease operations. Except as required by applicable law, we are under no obligation to publicly update or revise any forward-looking statements.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is being filed as part of this report:

Exhibit No.	Description

99.1	Press release issued by Liquid Holdings Group, Inc. on September 24, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUID HOLDINGS GROUP, INC.
Date: September 24, 2015

	By:	/s/ Peter R. Kent
Name: Peter R. Kent
Title: Chief Executive Officer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Liquid Holdings Group, Inc. on September 24, 2015.

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